[Form for Non-Directors]


                                LOCK-UP AGREEMENT

     This AGREEMENT (the "Agreement") is made as of the 9th day of March, 2000, between the undersigned former stockholder (the "Undersigned") of Junction 15 Limited, a United Kingdom company ("Junction") and Vizacom Inc., a Delaware corporation (the "Company").

     NOW, THEREFORE, for good and valuable consideration, including the agreements by certain other former stockholders of Junction to be similarly bound, the sufficiency and receipt of which consideration are hereby acknowledged, the Undersigned agrees as follows:

     1. Background. The Undersigned acknowledges that the Company has required, and Junction has agreed to assist the Company in obtaining, agreements from all former stockholders of Junction, to refrain from selling certain quantities of securities of the Company for a period of up to twelve (12) months following the completion of the acquisition (the "Acquisition") of all of the issued and outstanding capital stock of Junction by the Company pursuant to the Share Purchase Agreement (the "Purchase Agreement"), dated March 9, 2000, among the Company, Junction and the Junction shareholders set forth therein. To induce the Company to proceed with the Acquisition and other stockholders of Junction to make similar agreements and as a condition to the closing of the Acquisition, the Undersigned has entered into this Agreement.

     2. Restriction. The Undersigned hereby agrees that from the closing of the Acquisition to and including the date that is the earlier of 12 months thereafter or registration for public resale by the undersigned under the Securities Act of 1933, as amended (the "Restricted Term"), the Undersigned will not, directly or indirectly, issue, offer to sell, grant an option for the sale of, assign, transfer, pledge, hypothecate or otherwise encumber or dispose (collectively, "Transfer") of any shares of common stock, par value $.001 per share (the "Common Stock") of the Company or securities convertible into, exercisable or exchangeable for or evidencing any right to purchase or subscribe for any shares of Common Stock (either pursuant to Rule 144 under the Securities Act of 1933, as amended, or otherwise) or dispose of any beneficial interest therein without the prior written consent of the President of the Company. The Undersigned further agrees that the Company is authorized to place "stop orders" on its books to prevent any transfer of securities of the Company by the Undersigned in violation of this Agreement. Notwithstanding the foregoing, if any Common Stock is released from escrow to the Undersigned during the Restricted Term in connection with Section 4.2 of the Purchase Agreement, such shares of Common Stock so released shall not be subject to the foregoing limitations on the amount of shares of Common Stock which the Undersigned may Transfer.

     3. Reliance by the Company and Other Stockholders. The Undersigned acknowledges that the Company is relying upon the agreements of the Undersigned contained herein, and that the failure of the Undersigned to perform the agreements contained herein could have a

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detrimental effect upon any proposed offering. Accordingly, the Undersigned understands and agrees that the Undersigned's agreements herein are irrevocable.

4. Miscellaneous.
   (a) At any time, and from time to time, after the signing of this Agreement, the Undersigned will execute such additional instruments and take such action as may be reasonably requested by the Company to carry out the intent and purposes of this Agreement.

   (b) This Agreement shall be governed, construed and enforced in accordance with the laws of the State of New York, except to the extent that the securities laws of the State in which the Undersigned resides and federal securities laws may apply.

   (c) This Agreement contains the entire agreement of the Undersigned with respect to the subject matter hereof.

   (d) This Agreement shall be binding upon the Undersigned, his legal representatives, successors and assigns.



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     IN WITNESS WHEREOF,  and intending to be legally bound hereby,  the parties hereto have executed this Agreement as of the day and year first above written.




                                          -----------------------------------
                                          Name:


                                          VIZACOM INC.



                                          By:
                                             --------------------------------
                                          Name:
                                          Title:


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